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                                                                   EXHIBIT 10.47
                           VISTA MEDICAL TECHNOLOGIES, INC.
                               STOCK ISSUANCE AGREEMENT



    THIS AGREEMENT is made as of this 3rd day of March, 1997, by and between Vista Medical Technologies, Inc., a Delaware corporation (the "Company"), and
                     , a participant ("Participant") in the Company's 1997 Stock Option/Stock Issuance Plan (the "Plan").

   I.    PURCHASE OF SHARES

         1.1 ISSUANCE. The Company hereby issues to Participant 100 shares of the Company's Common Stock, valued at a fair market value of $6.67 per share, in consideration for past services rendered to the Company, pursuant to the provisions of the Plan. The shares sold hereunder are referred to as the "Shares."

         1.2 DELIVERY OF CERTIFICATES. The certificates representing the Shares hereunder shall be delivered to Participant upon the execution of this agreement.

         1.3 COMPLIANCE WITH LAW. Under no circumstances shall shares of the Company's Common Stock or other assets be issued or delivered to the Participant pursuant to the provisions of this Agreement unless and until, in the opinion of counsel for the Company or its successors, there shall have been compliance with all applicable requirements of the federal and state securities laws, all applicable listing requirements of any securities exchange on which stock of the same class is then listed, and all other requirements of law or of any regulatory bodies having jurisdiction over such issuance and delivery.

  II.    GENERAL PROVISIONS

         2.1 NO EMPLOYMENT OR SERVICE CONTRACT. Nothing in this Agreement or in the Plan shall confer upon the Participant any right to continue in the Service of the Company (or any parent or subsidiary corporation of the Company employing or retaining Participant) for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any parent or subsidiary corporation of the Company employing or retaining Participant) or the Participant, which rights are hereby expressly reserved by each, to terminate the Participant's Service at any time for any reason whatsoever, with or without cause.

         2.2 NOTICES. Any notice required in connection with this Agreement shall be given in writing and shall be deemed effective upon personal delivery or upon deposit in the United States mail, registered or certified, postage prepaid and addressed to the party entitled to such notice at the address indicated below such party's signature line on this Agreement or at such other address as such party may designate by ten (10) days advance written notice under this paragraph 2.2 to all other parties to this Agreement.

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         2.3  NO WAIVER.  No waiver of any breach or condition of this
Agreement shall be deemed to be a waiver of any other or subsequent breach or condition, whether of like or different nature.

 III.    MISCELLANEOUS PROVISIONS

         3.1 PARTICIPANT UNDERTAKING. Participant hereby agrees to take whatever additional action and execute whatever additional documents the Company may in its judgment deem necessary or advisable in order to carry out or effect one or more of the obligations or restrictions imposed on either the Participant or the Shares pursuant to the express provisions of this Agreement.

         3.2 AGREEMENT IS ENTIRE CONTRACT. This Agreement constitutes the entire contract between the parties hereto with regard to the subject matter hereof. This Agreement is made pursuant to the provisions of the Plan and shall in all respects be construed in conformity with the express terms and provisions of the Plan.

         3.3 GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of California, as such laws are applied to contracts entered into and performed in such State without resort to that State's conflict-of-laws rules.

         3.4 SUCCESSORS AND ASSIGNS. The provisions of this Agreement shall inure to the benefit of, and be binding upon, the Company and its successors and assigns and the Participant and the Participant's legal representatives, heirs, legatees, distributees, assigns and transferees by operation of law, whether or not any such person shall have become a party to this Agreement and have agreed in writing to join herein and be bound by the terms and conditions hereof.

         3.5 COUNTERPARTS. This Agreement may be executed in one or more counterparts. Each such counterpart shall be deemed to be an original, and all such counterparts shall together constitute one and the same instrument.

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         IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first indicated above.

                             VISTA MEDICAL TECHNOLOGIES, INC.


                             By:
                                 -----------------------------------

                             Title:
                                    --------------------------------

                             Address:
                                     -------------------------------



                             ---------------------------------------
                                       PARTICIPANT

                             Address:
                                     -------------------------------









                     [SIGNATURE PAGE TO STOCK ISSUANCE AGREEMENT]

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                                      SCHEDULE A



Linda Droege
Stephen Gorgol
Kathy Elliott
Karen Leland
Joann Scheid
George Waters
Sharon Bastien
Grace Cooper
Phil Bolack
Jeff Kielpinski
Barbara Long
Andrew Perry
Leonard Pesok
Brian Quintal
Vong Choummani
Donna Dimock
Colleen Soares
Donelda Turner
Ronald Willame
Cheri Charette
Gina Lemay
Walter Seagrave
John Hesse
Joyce Provencher
Michelle Valois
William Guy
William Lavertue
Matt Bonazzoli
Dana Hawes
William Fleming